UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Goldenwell Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56275

(Commission File Number)

84-2896086

 (IRS Employer Identification No.)

581 Boston Mills Road, Suite 300

Hudson, Ohio 44087

(Address of principal executive offices)(Zip Code)

(440) 666-7999

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 26, 2024, Goldenwell Biotech Inc. (the “Company”) filed a Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “September 30, 2024 Form 10-Q”).

On May 15, 2025, the Company filed an Annual Report on Form 10-K for the year ended December 31, 2024.

On May 27, 2025, the Company filed a Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “March 31, 2025 Form 10-Q”).

On September 12, 2025, the Company filed a Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “June 30, 2025 Form 10-Q”).

On December 8, 2025, the Company filed a Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “September 30, 2025 Form 10-Q”).

On May 19, 2025, the Company’s independent registered public accounting firm, Michael Gillsepie & Associates, PLLC (“Gillespie & Associates”), notified the Company that the Company did not follow US GAAP because an invoice dated September 23, 2025, from the Company’s legal counsel in the amount of $9,840 to the Company, which covered legal services rendered to the Company between May 21, 2024 and September 23, 2025, should have been recorded in the fiscal quarters when services were performed and not the fiscal quarter in which the Company received the invoice.  Therefore, the Company anticipates that it will, by approximately June 30, 2026, restate its financial statements as follows:

1.	Amend its March 31, 2025 Form 10-Q to recognize $2,280 of legal fees.
2.	Amend its June 30, 2025 Form 10-Q to recognize $2,200 of legal fees.
3.	Amend its September 30, 2025 Form 10-Q to recognize $2,080 of legal fees.

Additionally, with respect to March 31, 2025 Form 10-Q, the June 30, 2025 Form 10-Q and the September 30, 2025 Form 10-Q, the Company made errors in the timing of revenue recognition associated with a service contract that did not meet the criteria for revenue recognition and misclassified prepaid fees to the OTC Markes Group, Inc. that should have been deferred and amortized over the applicable contract terms.

As a result of the above, the financial statements filed with the March 31, 2025 Form 10-Q, the June 30, 2025 Form 10-Q, and the September 30, 2025 Form 10-Q should no longer be relied upon insofar as they relate to the $9,840 of legal expenses accrued between May 21, 2024 and September 23, 2025.

An authorized officer of the Company communicated with Gillespie & Associates regarding the matters disclosed in the filing pursuant to this Item 4.02(b).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

16.1	Letter dated May 26, 2026, from Michael Gillsepie & Associates, PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDENWELL BIOTECH, INC.

Date: May 26, 2026	By:	/s/ Shuang Liu
Name: Shuang Liu
Title: Chief Executive Officer

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